Exhibit 10.30

LEASING AGREEMENT BETWEEN BANCOLOMBIA S.A AND LATAM LOGISTIC COL PROPCO COTA 1 S.A.S

Between the undersigned, JUAN DAVID OSORNO OSORIO, of legal age and resident of this city, bearer ID number 98.627.260, acting on behalf and legal representation of the company BANCOLOMBIA S.A., a corporate company, domiciled in the city of Medellin, legally constituted, on one hand; and on the other hand, FANGMAN MICHAEL PATRICK, of legal age and resident of Bogota, identified as it appears below his signature, and acting on behalf and legal representation of the company LATAM LOGISTIC COL PROPCO COTA 1 SAS identified with NIT 900.986.856-3, we have decided to modify Lease Contract No. 235195 90, under the following terms:

FIRST. INITIAL INSTALLMENT VALUE, CHANGE IN PROPERTY DESCRIPTION, CHANGE IN PROPERTY VALUE OF THE CONTRACT. From the subscription of this addendum, indicating one of the modifications to the contract will be as follows:

ASSET DESCRIPTION

WAREHOUSE 400 AND 600 LOGISTIC PARK PROJECT 80TH STREET ADDRESS KM 8.5 BOGOTA-MEDELLIN HIGHWAY NORTH SIDE TENJO, WITH REGISTRATION FOLIO IN EXTENSION 50N-640761.

SUPPLIER: ALIANZA FIDUCIARIA SA NIT 860.53.1315-3

CONTRACT VALUE: $ 114,385,350,200

ADDITIONAL FEE: $ 69,585,350,200

The other stipulations of the contract, not expressly modified by this document, continue to govern as originally agreed.

For record purposes, this addendum is signed in the city of Medellin on February 18, 2020, by the interested parties.

Bancolombia S.A	Lessee
Juan David Osorno Osorio	Latam Logistic Col Propco Cota 1 SAS
C.C. No. 98.627.260	NIT 9009868563
Attorney in fact	Zarco Berdejo Guillermo Jose
C.C. 79693866
Substitute legal representative

Lessee	Lessee
Latam Logistic Col Propco Cota 1 SAS	Latam Logistic Col Propco Cota 1 SAS
Fangman Michael Patrick	NIT 900986563
NIT 900.986.856-3

Bogotá, February 26, 2020

Sirs

Bancolombia S.A.

Attn: Ximena Trujillo

Address: Street 31 No. 6-87 9th Floor. San Martin Bogota DC

Subject: Delivery of Addendum to Lease Contract 235195.

I am delivering two original copies of the Addendum to Lease Contract 235195, with the signatures of the legal representatives of Latam Logistic Col Propco Cota 1 SAS.

Please deliver it to the designated area so that it can be signed by the legal representative of Bancolombia S.A. and return one signed original copy to us.

Thank you.

Truly yours.

Marisabel Cardenas Vásquez

Administrative Assistant